EXHIBIT 10.49

                 FIRST AMENDMENT
                      TO
   REAL PROPERTY LEASE AND EASEMENT AGREEMENT

          WHEREAS,  THE  BIBB COMPANY ("LESSOR"
hereinafter), a Georgia  corporation, and PANDA-
ROSEMARY CORPORATION  ( "LESSEE" hereinafter),  a
Delaware corporation, entered a Real Property Lease and Easement Agreement (the "LEASE" hereinafter) effective on June 9, 1989, wherein LESSOR agreed to demise and lease to LESSEE and LESSEE agreed to lease from LESSOR that certain real property (the
"PREMISES" hereinafter) located in the City of Roanoke Rapids, County of Halifax, State of North
Carolina, the same being more particularly described in Exhibit "A" hereto; and

          WHEREAS, the LEASE is recorded in Book 1452, Page 205 in the Register of Deeds in Halifax County,
North Carolina; and

           WHEREAS, LESSOR and LESSEE desire to amend the LEASE.

          NOW THEREFORE in consideration of the
foregoing and of the premises hereinafter contained, LESSOR and LESSEE agree as follows:

1.   The following new Section 5.02 is added to the
LEASE:

          5.02  If,  during the term of this Lease and
          Easement, all  or  part  of  the Premises is
          so taken  under  any governmental law,
          ordinance, or regulation, or by right of
          eminent  domain, or if all or part of the
          Premises are  sold  to the condemning
          authority under threat  of condemnation,
          LESSOR and LESSEE shall  each  have  the
          right  to recover compensation from the
          condemning authority  for  loss  or damages
          to  their respective interests. Any  portion
          of   such compensation attributable  to  the
          value of improvements on the Premises or to the value of the remaining portion of the Lease term shall be and become the property of LESSEE. Any portion of such compensation attributable to the value of the real property underlying such improvements shall be and become the property of LESSOR. Each of the parties hereto will execute any assignment to the other which may be necessary to effect the intent of this provision.

2. The reference to "twenty (20) days" on the second line of Section 9.07 on page 12 of the Lease is changed to "sixty (60) days".

3.    The following new Section 9. lO is added to the
Lease:

           9.10  LESSOR represents that the Premises is
           or will be identifed by a separate Halifax County, North Carolina tax parcel identification number and that it will remain a separately assessed parcel for ad valorem tax purposes.

4. All other terns, conditions and provisions of the Lease which are not expressly deleted or changed herein shall remain in full force and effect.

EXECUTED effective the first day of October, 1989.

[CORPORATE SEAL]                      THE BIBB COMPANY

Title:
                                      By:
                                      Title:  President


[CORPORATE SEAL]                      PANDA-ROSEMARY CORPORATION


Janice Carter
Title: Secretary Treasurer            By: Robert W. Carter
                                      Title: President


STATE OF TEXAS    )

COUNTY OF DALLAS )
This___ day of _____________ , 1989, personally came before me,_____________ a notary public, for the State of Texas who, being by me duly sworn, says that he knows the Common Seal of Panda-Rosemary Corporation and is acquainted with_______________ who is the President of said Corporation, and that he, the said
______________ is the ____________ Secretary of the
said Corporation and saw the said President sign the foregoing instrument, and saw the Common Seal of said
Corporation affixed to said instrument by said
President, and that he, the said Secretary signed his name in attestation of the execution of said instrument in the presence of said President of said corporation.

  STATE OF NEW YORK  )
                     : ss:
  COUNTY OF NEW YORK )

I Barbara Everson, Notary Public for said County and
State, certify that Janice Carter personally came before me this day and acknowledged that she is the Secretary of PANDAROSEMARY CORPORATION, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by her as its Secretary.

      Witness my hand and official seal this 24th day of
October, 1989.
                                   Barbara Everson
(Official Seal)                    Notary Public



My commission expires:
April 7, 1990

Witness my hand and notarial seal or stamp this the ___day of ____________, 1989.

       (Notarial Seal or Stamp)
       My Commission Expires:
                     Notary Public

STATE OF GEORGIA )
COUNTY OF BIBB   )

          This 24th day of October, 1989, personally came before me, Tim K. Adams a notary public, Lowell
W. Belk who, being by me duly sworn, says that he knows the Common Seal of The Bibb Company and is acquainted with Alan V. Davis who is the President of said
Corporation, and that he, the said Lowell w. Belk is the Secretary of the said Corporation, and saw the said
President sign the foregoing instrument, and saw the Common Seal of said Corporation affixed to said instrument by said President, and that he, the said
Lowell W. Belk signed his name in attestation of the execution of said instrument in the presence of said
President of said corporation.

      Witness my hand and notarial seal or stamp this the 24th day of October, 1989.

(Notarial Seal or Stamp)
                                    Tim K. Adams
My Commission Expires:              Notary Public
March 3, 1992